SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 6, 2000



                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



       Delaware                     0-24848                        75-2559089
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 (State or other            (Commission File No.)               (IRS Employer
   jurisdiction of                                               Identification
   incorporation)                                                    Number)



1200 South Beckham Avenue, Tyler, Texas                         75701-3319
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On July 3, 2000, the Registrant issued for publication the press release attached as Exhibit "99" announcing the completion of the merger between East Texas Financial Services, Inc. and Gilmer Financial Services, Inc.

Item 7.   Financial Statements and Exhibits

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

 Exhibit                                                              Sequential
 Number                       Description                               Page No.
 ------                       -----------                               --------

  99            Press release, published on July 3, 2000.                 6

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EAST TEXAS FINANCIAL SERVICES, INC.



Date:  July 6, 2000                       By: /s/ GERALD W. FREE
                                              --------------------
                                              Gerald W. Free
                                              Vice Chairman, President and CEO